SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2003

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-11084	39-1630919
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

N56 W17000 Ridgewood Drive

Menomonee Falls, WI 53051

(Address of principal executive offices)

Registrant’s telephone number, including area code: (262) 703-7000

Item 12.  Results of Operations and Financial Condition.

On March 4, 2003, Kohls Corporation issued a press release announcing its fiscal 2002 fourth quarter and annual financial results.  A copy of the press release is attached as Exhibit 99.1

( c)

Exhibits

Exhibit No.

Description

   99.1

Press Release dated March 4, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOHL’S CORPORATION

Date:  March 4, 2003

/s/ Richard D. Schepp______________________

Richard D. Schepp

Executive Vice President,

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.

Description

99.1	Press Release dated March 4, 2003 (furnished pursuant to Item 12).